                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement             [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

[X] Definitive proxy statement

[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                  NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

--------------------------------------------------------------------------------

(2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

(3) Filing party:

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(4) Date filed:

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

NOTICE OF ANNUAL MEETING                                      333 West Wacker Drive
OF SHAREHOLDERS                                               Chicago, Illinois 60606
JULY 22, 1998                                                 (800) 257-8787

NUVEEN MUNICIPAL VALUE FUND, INC.
NUVEEN MUNICIPAL INCOME FUND, INC.
NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN MUNICIPAL ADVANTAGE FUND, INC.
NUVEEN MUNICIPAL MARKET OPPORTUNITY FUND, INC.
NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN INSURED QUALITY MUNICIPAL FUND, INC.
NUVEEN SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC.
NUVEEN PREMIER MUNICIPAL INCOME FUND, INC.
NUVEEN PREMIER INSURED MUNICIPAL INCOME FUND, INC.
NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC.
NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC.
NUVEEN INSURED PREMIUM INCOME MUNICIPAL FUND 2
NUVEEN SELECT MATURITIES MUNICIPAL FUND

JUNE 15, 1998

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen Municipal Value Fund, Inc. ("Municipal Value"), Nuveen Municipal Income Fund, Inc. ("Municipal Income"), Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc. and Nuveen Premium Income Municipal Fund 4, Inc., each a Minnesota corporation and Nuveen Insured Premium Income Municipal Fund 2 and Nuveen Select Maturities Municipal Fund ("Select Maturities"), each a Massachusetts business trust (individually, a "Fund" and, collectively, the "Funds"), will be held in the 6th floor auditorium of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, on Wednesday, July 22, 1998, at 10:30 a.m., Chicago time, for the following purposes:

MATTERS TO BE VOTED ON BY ALL SHAREHOLDERS OF EACH FUND:

1. To elect Members to the Board of each Fund as outlined below:

          a. For each Fund except Municipal Value, Municipal Income and Select Maturities, to elect eight (8) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified:

             i) six (6) Board Members to be elected by the holders of Common Shares and Municipal Auction Rate Cumulative Preferred
        ("MuniPreferred"), voting together as a single class; and

             ii) two (2) Board Members to be elected by the holders of MuniPreferred only voting as a single class.

          b. For Municipal Value and Municipal Income, to elect three (3) Board Members for a three year term and until their successors shall have been duly elected and qualified.

          c. For Select Maturities, to elect eight (8) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

2. To ratify the selection of Ernst & Young LLP as independent auditors for the current fiscal year.

3. To transact such other business as may properly come before the Annual
   Meeting.

Shareholders of record of each Fund at the close of business on May 26, 1998 are entitled to notice of and to vote at that Fund's Annual Meeting.

IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE FOR YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, IF YOU DO NOT EXPECT TO BE PRESENT IN PERSON AT YOUR ANNUAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman
Vice President and Secretary

JOINT PROXY STATEMENT                                         333 West Wacker Drive
                                                              Chicago, Illinois 60606
                                                              800-257-8787

June 15, 1998

NUVEEN MUNICIPAL VALUE FUND, INC.
NUVEEN MUNICIPAL INCOME FUND, INC.
NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN MUNICIPAL ADVANTAGE FUND, INC.
NUVEEN MUNICIPAL MARKET OPPORTUNITY FUND, INC.
NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN INSURED QUALITY MUNICIPAL FUND, INC.
NUVEEN SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC.
NUVEEN PREMIER MUNICIPAL INCOME FUND, INC.
NUVEEN PREMIER INSURED MUNICIPAL INCOME FUND, INC.
NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC.
NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC.
NUVEEN INSURED PREMIUM INCOME MUNICIPAL FUND 2
NUVEEN SELECT MATURITIES MUNICIPAL FUND

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Board of Trustees, as the case may be, (each a "Board" and each Director or Trustee a "Board Member") of each of Nuveen Municipal Value Fund, Inc. ("Municipal Value"), Nuveen Municipal Income Fund, Inc. ("Municipal Income"), Nuveen Premium Income Municipal Fund, Inc. ("Premium Income"), Nuveen Performance Plus Municipal Fund, Inc. ("Performance Plus"), Nuveen Municipal Advantage Fund, Inc. ("Municipal Advantage"), Nuveen Municipal Market Opportunity Fund, Inc. ("Municipal Market Opportunity"), Nuveen Investment Quality Municipal Fund, Inc. ("Investment Quality"), Nuveen Insured Quality Municipal Fund, Inc. ("Insured Quality"), Nuveen Select Quality Municipal Fund, Inc. ("Select Quality"), Nuveen Quality Income Municipal Fund, Inc. ("Quality Income"), Nuveen Insured Municipal Opportunity Fund, Inc. ("Insured Municipal Opportunity"), Nuveen Premier Municipal Income Fund, Inc. ("Premier Municipal"), Nuveen Premier Insured Municipal Income Fund, Inc. ("Premier Insured"), Nuveen Premium Income Municipal Fund 2, Inc. ("Premium Income 2"), Nuveen Premium Income Municipal Fund 4, Inc. ("Premium Income 4"), Nuveen Insured Premium Income Municipal Fund 2 ("Insured Premium Income 2") and Nuveen Select Maturities Municipal Fund ("Select Maturities") (individually, a "Fund" and, collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders of each Fund to be held on July 22, 1998 (for each Fund, an "Annual Meeting" and, collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Fund's Annual Meeting as to which a choice has been specified by the shareholders of that Fund on the proxy, the shares of that Fund will be voted accordingly. If no choice is so specified, the shares of each Fund will be voted FOR the election of the nominees as listed in this Joint Proxy Statement and FOR ratification of the selection of Ernst & Young LLP as independent auditors. Shareholders of any Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

The Board of each Fund has determined that the use of this Joint Proxy Statement for the Fund's Annual Meeting is in the best interest of the Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of another Fund.

The following table indicates which shareholders are solicited with respect to each matter:

--------------------------------------------------------------------------------------
                                                                COMMON        MUNI
                           MATTER                               SHARES    PREFERRED(1)
--------------------------------------------------------------------------------------
Election of Board Members by all shareholders (except
Municipal Value, Municipal Income, and Select Maturities)
(Robert P. Bremner, Lawrence H. Brown, Anthony T. Dean, Anne
E. Impellizzeri, Peter R. Sawers and Judith M. Stockdale
nominated)                                                           X               X
Election of Board Members by MuniPreferred only (except
Municipal Value, Municipal Income and Select Maturities)
(William J. Schneider and Timothy R. Schwertfeger nominated)       N/A               X
Election of Board Members for Municipal Value and Municipal
Income by all shareholders (Lawrence H. Brown, Peter R.
Sawers and Timothy R. Schwertfeger nominated)                        X             N/A
Election of Board Members for Select Maturities by all
shareholders (Robert P. Bremner, Lawrence H. Brown, Anthony
T. Dean, Anne E. Impellizzeri, Peter R. Sawers, William J.
Schneider, Timothy R. Schwertfeger and Judith M. Stockdale
nominated)                                                           X             N/A
Ratify Selection of Auditors                                         X               X
--------------------------------------------------------------------------------------

(1) "MuniPreferred" means "Municipal Auction Rate Cumulative Preferred."

A quorum of shareholders is required to take action at each Fund's Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of MuniPreferred of each Fund (except Municipal Income, Municipal Value and Select Maturities), 33 1/3% of the MuniPreferred shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the matters submitted for a vote of the shareholders of each Fund (except Select Maturities and Insured Premium Income 2), abstentions and broker non-votes will be treated as shares voted against the election of Board Members and against ratification of the selection of independent auditors. For purposes of determining the approval of the matters submitted for a vote of the shareholders of Select Maturities and Insured Premium Income 2, abstentions and broker non-votes will have no effect on the election of Board Members and will have the same effect as shares voted against ratification of the selection of independent auditors. The details of each proposal to be voted on by the shareholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal below.

Those persons who were shareholders of record at the close of business on May 26, 1998 will be entitled to one vote for each share held. As of May 26, 1998, shares of the Funds were issued and outstanding as follows:

--------------------------------------------------------------
          FUND             COMMON SHARES      MUNIPREFERRED
--------------------------------------------------------------
Municipal Value             194,959,522      N/A
Municipal Income              7,889,627      N/A
Premium Income               63,785,431    3,800    Series M
                                           3,800    Series T
                                           3,800    Series W
                                           3,800    Series TH
                                           3,800    Series F
Performance Plus             59,707,018    4,000    Series M
                                           4,000    Series T
                                           4,000    Series W
                                           4,000    Series F
Municipal Advantage          42,460,975    3,000    Series M
                                           3,000    Series T
                                           3,000    Series W
                                           3,000    Series F
Municipal Market
  Opportunity                45,059,648    4,000    Series M
                                           4,000    Series T
                                           4,000    Series F

--------------------------------------------------------------
          FUND             COMMON SHARES      MUNIPREFERRED
--------------------------------------------------------------
Investment Quality           35,565,253    2,500    Series M
                                           2,500    Series T
                                           2,500    Series W
                                           2,500    Series F
Insured Quality              37,636,042    2,600    Series M
                                           2,600    Series T
                                           2,600    Series W
                                           2,600    Series F
Select Quality               33,697,664    2,000    Series M
                                           2,000    Series T
                                           2,000    Series W
                                           2,000    Series F
Quality Income               53,588,770    3,000    Series M
                                           3,000    Series T
                                           3,000    Series W
                                           4,000    Series TH
                                           3,000    Series F

--------------------------------------------------------------
          FUND             COMMON SHARES      MUNIPREFERRED
--------------------------------------------------------------
Insured Municipal
  Opportunity                80,354,062    4,000    Series M
                                           4,000    Series T
                                           4,000    Series W
                                           4,000    Series TH1
                                           4,000    Series TH2
                                           4,000    Series F
Premier Municipal            19,861,810    2,800    Series T
                                           2,800    Series TH
Premier Insured              19,188,247    2,800    Series TH
                                           2,800    Series F
Premium Income 2             40,791,537    2,000    Series M
                                           3,000    Series T
                                           2,000    Series W
                                           3,000    Series TH
                                           2,000    Series F

--------------------------------------------------------------
          FUND             COMMON SHARES      MUNIPREFERRED
--------------------------------------------------------------
Premium Income 4             40,847,681    2,200    Series M
                                           2,000    Series T
                                           1,328    Series T2
                                           1,680    Series W
                                           2,000    Series TH
                                           1,800    Series F
                                           1,328    Series F2
Insured Premium Income 2     37,239,037    2,080    Series M
                                           2,200    Series T
                                           2,080    Series W
                                           2,200    Series TH
                                           2,196    Series F
Select Maturities            12,370,635      N/A

--------------------------------------------------------------------------------

This Joint Proxy Statement is first being mailed to shareholders of the Funds on or about June 15, 1998.

1. ELECTION OF BOARD MEMBERS OF EACH FUND

At each Fund's Annual Meeting (except Municipal Value and Municipal Income), eight (8) Board Members are to be elected to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified. Under the terms of each Fund's organizational documents (except Municipal Value, Municipal Income and Select Maturities) under normal circumstances holders of MuniPreferred are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and MuniPreferred, voting together as a single class. Pursuant to the organizational documents of Municipal Value and Municipal Income the Board is divided into three classes, with each class being elected to serve a term of three years. For Municipal Value and Municipal Income, three (3) Board Members are to be elected to serve for a three year term.

FOR PREMIUM INCOME, PERFORMANCE PLUS, MUNICIPAL ADVANTAGE, MUNICIPAL MARKET OPPORTUNITY, INVESTMENT QUALITY, INSURED QUALITY, SELECT QUALITY, QUALITY INCOME, INSURED MUNICIPAL OPPORTUNITY, PREMIER MUNICIPAL, PREMIER INSURED, PREMIUM INCOME 2, PREMIUM INCOME 4 AND INSURED PREMIUM INCOME 2. As indicated above, holders of MuniPreferred are entitled to elect two of the Board Members. Messrs. Schneider and Schwertfeger are nominees for election by holders of MuniPreferred. The six remaining Board Members are to be elected by holders of Common Shares and the Preferred Shares, voting together as a single class. Messrs. Bremner, Brown, Dean and Sawers and Mses. Impellizzeri and Stockdale are nominees for election by all shareholders.

FOR MUNICIPAL VALUE AND MUNICIPAL INCOME. The Boards of Municipal Value and Municipal Income have designated Lawrence H. Brown, Peter R. Sawers and Timothy
R. Schwertfeger as Class I and Class III Board Members, respectively, and as nominees for Board Members for a term expiring at the Annual Meeting of Shareholders in the year 2001, and until their successors have been duly elected and qualified. The remaining Board Members, Messrs. Bremner, Dean and Schneider and Mses. Impellizzeri and Stockdale are current and continuing Board Members. The term of Mr. Dean and Ms. Impellizzeri as Class II and Class I Board Members of Municipal Value and Municipal Income, respectively, expires in 1999. The term of Messrs. Bremner and Schneider and Ms. Stockdale as Class III and Class II Board Members of Municipal Value and Municipal Income, respectively, expires in 2000.

FOR SELECT MATURITIES. Messrs. Bremner, Brown, Dean, Sawers, Schneider and Schwertfeger and Mses. Impellizzeri and Stockdale are to be elected by all shareholders.

The affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting (except for Select Maturities and Insured Premium Income 2) will be required to elect Board Members of that Fund. For Select Maturities and Insured Premium Income 2, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of those Funds.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected; however, should any nominee become unable or unwilling to accept nomination or election, the proxies for each Fund will be voted for one or more substitute nominees designated by that Fund's present Board.

The table below shows each nominee's age, principal occupations and other business affiliations, the year in which each nominee was first elected or appointed a Board Member of each Fund and the number of Common Shares of the Funds and of all Nuveen Funds managed by Nuveen Advisory Corp. or Nuveen Institutional Advisory Corp. (excluding money market funds and shares held in Nuveen's 401(k)/Profit Sharing Plan) that each nominee beneficially owned as of April 30, 1998. All of the nominees were last elected to the Board at the 1997 annual meeting of shareholders except for Municipal Value and Municipal Income which only elected Class III and Class II Board Members, respectively.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

BOARD NOMINEES
--------------------------------------------------------------------------------

                                                                                  FULL COMMON SHARES
                                                                                 BENEFICIALLY OWNED ON
                                                                                    APRIL 30, 1998
                                                                      -------------------------------------------
          NAME, AGE AND PRINCIPAL               YEAR FIRST ELECTED                                         ALL
        OCCUPATION OF NOMINEES AS OF               OR APPOINTED                                          NUVEEN
             APRIL 30, 1998(1)                    A BOARD MEMBER               THE FUNDS(2)             FUNDS(3)
-----------------------------------------------------------------------------------------------------------------
Robert P. Bremner, 57 (5)                          1997--All Funds                               -0-     4,297(4)
  Board Member of the Funds; private
  investor and management consultant.
Lawrence H. Brown, 63 (6)                          1993--All Funds         Quality Income-       854        6,862
  Board Member of the Funds; retired in                                  Insured Municipal
  August 1989 as Senior Vice President of                                     Opportunity-       789
  The Northern Trust Company.                                           Select Maturities-     1,069
*Anthony T. Dean, 53 (7)                           1996--All Funds        Municipal Market     5,000       17,957
  Director and President of the Funds                                         Opportunity-
  advised by Nuveen Advisory Corp. (since
  July 1996); Chairman (since July 1996) and
  Trustee (since August 1994), formerly
  President (from August 1994 to July 1996)
  of the Funds advised by Nuveen
  Institutional Advisory Corp.; President
  (since July 1996) and Director, previously
  Executive Vice President, of The John
  Nuveen Company, John Nuveen & Co.
  Incorporated, Nuveen Advisory Corp. and
  Nuveen Institutional Advisory Corp.;
  President and Director (since January
  1997) of Nuveen Asset Management, Inc.;
  Chairman and Director (since September
  1997) of Rittenhouse Financial Services,
  Inc.
Anne E. Impellizzeri, 65 (7)                       1994--All Funds       Insured Municipal     1,000        3,003
  Board Member of the Funds; President and                                    Opportunity-
  Chief Executive Officer of Blanton-Peale
  Institute of Religion and Health.
Peter R. Sawers, 65 (6)                           1991--All Funds,       Municipal Income-     2,089       11,548
  Board Member of the Funds; Adjunct                except Premium    Municipal Advantage-     1,434
  Professor of Business and Economics,           Income 2, Premium        Insured Quality-     1,428
  University of Dubuque, Iowa; Adjunct            Income 4, Select      Select Maturities-     1,905
  Professor, Lake Forest Graduate School of         Maturities and
  Management, Lake Forest, Illinois; prior         Insured Premium
  thereto, Executive Director, Towers Perrin              Income 2
  Australia (management consultant);                 1992--Premium
  Chartered Financial Analyst; Certified              Income 2 and
  Management Consultant.                         Select Maturities
                                                     1993--Premium
                                                      Income 4 and
                                                   Insured Premium
                                                          Income 2
William J. Schneider, 53 (5)(8)                    1997--All Funds                               -0-       19,890
  Board Member of the Funds; Senior partner,
  Miller-Valentine Partners; Vice President
  of Miller-Valentine Realty, Inc.
*Timothy R. Schwertfeger, 49 (6)(8)                1994--All Funds        Municipal Value-    15,426      191,871
  Director (since July 1994) and Chairman                                  Premium Income-    11,941
  (since July 1996), formerly President                                  Performance Plus-     5,000
  (from July 1994 to July 1996) of the Funds                          Municipal Advantage-     5,000
  advised by Nuveen Advisory Corp.; Trustee                               Municipal Market
  and President (since July 1996) of the                                      Opportunity-     5,000
  Funds advised by Nuveen Institutional                                    Select Quality-     5,000
  Advisory Corp.; Chairman (since July 1996)                             Insured Municipal
  and Director, previously Executive Vice                                     Opportunity-     5,000
  President, of The John Nuveen Company,
  John Nuveen & Co. Incorporated, Nuveen
  Advisory Corp. and Nuveen Institutional
  Advisory Corp.; Chairman and Director
  (since January 1997) of Nuveen Asset
  Management, Inc.

                                                                                  FULL COMMON SHARES
                                                                                 BENEFICIALLY OWNED ON
                                                                                    APRIL 30, 1998
                                                                      -------------------------------------------
          NAME, AGE AND PRINCIPAL               YEAR FIRST ELECTED                                         ALL
        OCCUPATION OF NOMINEES AS OF               OR APPOINTED                                          NUVEEN
             APRIL 30, 1998(1)                    A BOARD MEMBER               THE FUNDS(2)             FUNDS(3)
-----------------------------------------------------------------------------------------------------------------
Judith M. Stockdale, 50 (5)                        1997--All Funds                               -0-          -0-
  Board Member of the Funds; Executive
  Director (since 1994) of the Gaylord and
  Dorothy Donnelley Foundation; prior
  thereto, Executive Director (from 1990 to
  1994) of the Great Lakes Protection Fund.
--------------------------------------------

(*) "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Funds' investment adviser, Nuveen Advisory Corp.

(1) As of April 30, 1998, the nominees for the Board of the Funds were board members of 42 Nuveen open-end funds and 52 closed-end funds managed by Nuveen Advisory Corp. ("NAC Funds"). In addition, Messrs. Dean and Schwertfeger are also board members of four open-end and five closed-end funds managed by Nuveen Institutional Advisory Corp. ("NIAC Funds").

(2) These persons have sole voting power and sole investment power, except that Mr. Schwertfeger's shares of Municipal Value, Municipal Market Opportunity and Insured Municipal Opportunity are held jointly with his wife. In addition, Mr. Schwertfeger is deemed to beneficially own the shares of Performance Plus, Select Quality, Premium Income (5,000 shares) and Municipal Advantage that are held by his wife. In addition to the shares shown in this column, Nuveen Advisory Corp., of which Messrs. Dean and Schwertfeger are directors, beneficially owned 26,230 full Common Shares of Premium Income 4, 17,689 full Common Shares of Select Maturities and 15,147 full Common Shares of Insured Premium Income 2. No Board nominee beneficially owned as much as 1% of any Fund's outstanding Common Shares or beneficially owned any shares of MuniPreferred of any of the Funds.

(3) The number shown reflects the aggregate number of Common Shares beneficially owned in all of the NAC Funds and NIAC Funds referred to in note (1) above (excluding money market funds and shares held by Messrs. Dean and Schwertfeger in Nuveen's 401(k)/Profit Sharing Plan).

(4) Represent shares which are owned by Mr. Bremner's spouse. Mr. Bremner disclaims beneficial ownership of these shares.

(5) Messrs. Bremner and Schneider and Ms. Stockdale are continuing Class III and Class II Board Members of Municipal Value and Municipal Income, respectively, whose term will expire in 2000.

(6) Messrs. Brown, Sawers and Schwertfeger are Class I and Class III Board Members of Municipal Value and Municipal Income, respectively, and have been nominated for a term to expire in 2001.

(7) Mr. Dean and Ms. Impellizzeri are continuing Class II and Class I Board Members of Municipal Value and Municipal Income, respectively, whose term will expire in 1999.

(8) Messrs. Schneider and Schwertfeger are Board nominees to be elected by holders of MuniPreferred for all Funds except Municipal Value, Municipal Income and Select Maturities.

The Board Members affiliated with John Nuveen & Co. Incorporated ("Nuveen") or Nuveen Advisory Corp. (the "Adviser") serve without any compensation from the Funds. Board Members who are not affiliated with Nuveen or the Adviser receive a $32,500 annual retainer for serving as a board member of all closed-end funds sponsored by Nuveen and managed by the Adviser and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $250 fee per day plus expenses for attendance in person or by telephone at a meeting of the executive committee. The annual retainer, fees and expenses are allocated among the closed-end funds managed by the Adviser on the basis of relative net asset sizes. Each Fund has adopted a Directors' Deferred Compensation Plan pursuant to which a Board Member of that Fund may elect to have all or a portion of the Board Member's fee deferred. Board Members may defer fees by the execution of a Participation Agreement prior to the beginning of the calendar quarter during which the Board Member wishes to begin deferral. In addition, the Board Members who are not affiliated with Nuveen or the Adviser receive a $27,500 annual retainer for services as a board member, of all open-end funds sponsored by Nuveen and managed by the Adviser and similar per day meeting and other expenses.

The table below shows, for each Board Member who is not affiliated with Nuveen or the Adviser, the aggregate compensation paid by each Fund for its last fiscal year and the total compensation that Nuveen funds accrued for each Board Member during the calendar year 1997.

                            AGGREGATE COMPENSATION FROM THE FUNDS
---------------------------------------------------------------------------------------------
                                                                                   MUNICIPAL
                      MUNICIPAL   MUNICIPAL   PREMIUM   PERFORMANCE   MUNICIPAL     MARKET
NAME OF BOARD MEMBER    VALUE      INCOME     INCOME       PLUS       ADVANTAGE   OPPORTUNITY
---------------------------------------------------------------------------------------------
Robert P. Bremner         $ 893        $137    $1,631         $ 618       $ 482         $ 502
Lawrence H. Brown         2,465         307     2,710         1,686       1,295         1,352
Anne E. Impellizzeri      2,405         304     2,669         1,646       1,266         1,322
Peter R. Sawers           2,405         304     2,669         1,646       1,266         1,322
William J. Schneider        893         137     1,631           618         482           502
Judith M. Stockdale         438          68       311           303         236           246

                        AGGREGATE COMPENSATION FROM THE FUNDS
---------------------------------------------------------------

                       INVESTMENT   INSURED   SELECT    QUALITY
NAME OF BOARD MEMBER    QUALITY     QUALITY   QUALITY   INCOME
---------------------------------------------------------------
Robert P. Bremner           $ 421     $ 436    $ 401      $ 592
Lawrence H. Brown           1,120     1,164    1,061      1,609
Anne E. Impellizzeri        1,095     1,138    1,038      1,571
Peter R. Sawers             1,095     1,138    1,038      1,571
William J. Schneider          421       436      401        592
Judith M. Stockdale           207       214      197        290

            AGGREGATE COMPENSATION FROM THE FUNDS
-------------------------------------------------------------
                              INSURED
                             MUNICIPAL     PREMIER    PREMIUM
NAME OF BOARD MEMBER        OPPORTUNITY   MUNICIPAL   INSURED
-------------------------------------------------------------
Robert P. Bremner                 $ 839        $278      $276
Lawrence H. Brown                 2,316         710       704
Anne E. Impellizzeri              2,260         696       690
Peter R. Sawers                   2,260         696       690
William J. Schneider                839         278       276
Judith M. Stockdale                 411         137       136
-------------------------------------------------------------

                                                                               TOTAL COMPENSATION
                                                                                     NUVEEN FUNDS
                                                                                ACCRUED FOR BOARD
                             AGGREGATE COMPENSATION FROM THE FUNDS                     MEMBERS(1)
-------------------------------------------------------------------------------------------------
                                                       INSURED
                               PREMIUM      PREMIUM    PREMIUM      SELECT
NAME OF BOARD MEMBER          INCOME 2     INCOME 4    INCOME 2   MATURITIES
---------------------------  --------------------------------------------------------------------
Robert P. Bremner                  $ 473       $ 458      $ 407         $317          $58,780(2)
Lawrence H. Brown                  1,265       1,222      1,076          369           76,000
Anne E. Impellizzeri               1,237       1,195      1,053          356           71,750
Peter R. Sawers                    1,237       1,195      1,053          356           71,750
William J. Schneider                 473         458        407          317           58,780(2)
Judith M. Stockdale                  232         225        200          247           32,000(2)
---------------------------

(1) Includes compensation for service on the boards of the NAC Funds.
(2) Messrs. Bremner and Schneider were appointed to the Board of the Funds in May 1997. Ms. Stockdale was appointed to the Board of the Funds in July 1997.

Anthony T. Dean, Peter R. Sawers and Timothy R. Schwertfeger serve as members of the executive committee of the Board of each Fund. The executive committee of each Fund, which may meet between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The executive committee of each Fund held ten meetings (two for Select Maturities) during its last fiscal year.

On July 30, 1997, the Board of each Fund approved the formation of a dividend committee. The dividend committee is authorized to declare distributions on the Funds' shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. Anthony T. Dean and Lawrence H. Brown are the members of the dividend committee for each Fund. The dividend committee of each Fund held three meetings (ten for Select Maturities) during its last fiscal year).

Each Fund's Board has an audit committee composed of Robert P. Bremner, Lawrence
H. Brown, Anne E. Impellizzeri, Peter R. Sawers, William J. Schneider and Judith
M. Stockdale, Board Members who are not "interested persons." The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board. The audit committee of each Fund held two meetings during its last fiscal year.

Nomination of those Board Members who are not "interested persons" of each Fund is committed to a nominating committee composed of the Board Members who are not "interested persons" of that Fund. It identifies and recommends individuals to be nominated for election as non-interested Board Members. The nominating committees of each Fund held eight meetings (one for Select Maturities) during its last fiscal year. No policy or procedure has been established as to the recommendation of Board Member nominees by shareholders.

The Board of each Fund, except Premium Income and Select Maturities, held four meetings during its last fiscal year. The Board of Premium Income and Select Maturities each held five meetings during its last fiscal year. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof) except that Mr. Schwertfeger was unable to attend several executive committee meetings held solely to declare dividends. His attendance at all executive committee meetings was less than 75%.

Each Fund has the same executive officers. The following table sets forth information as of April 30, 1998 with respect to each executive officer of the Funds, other than executive officers who are Board Members and reflected above. Officers of the Funds receive no compensation from the Funds. The term of office of all officers will expire at the first meeting of the

Board of each Fund following the Annual Meeting, which Board meeting is presently scheduled to be held on July 22, 1998 for each Fund.

-------------------------------------------------------------------------------------------------------
        NAME, AGE AND PRINCIPAL OCCUPATIONS FOR THE                      POSITIONS AND OFFICES
                      PAST FIVE YEARS                                          WITH FUNDS
-------------------------------------------------------------------------------------------------------
Alan G. Berkshire, 37                                            Vice President and Assistant Secretary
    Vice President and General Counsel (since September          (since 1998)
    1997) and Secretary (since May 1998) of The John Nuveen
    Company, John Nuveen & Co. Incorporated, Nuveen Advisory
    Corp. and Nuveen Institutional Advisory Corp.; prior
    thereto, Partner in the law firm of Kirkland & Ellis.
William M. Fitzgerald, 34                                        Vice President
    Vice President of Nuveen Advisory Corp. (since December      (since 1996)
    1995); prior thereto, Assistant Vice President (from
    September 1992 to December 1995) of Nuveen Advisory
    Corp.; Chartered Financial Analyst.
Lorna C. Ferguson, 52                                            Vice President
    Vice President of John Nuveen & Co. Incorporated and         (since 1998)
    (since January 1998) of Nuveen Advisory Corp. and Nuveen
    Institutional Advisory Corp.
Stephen D. Foy, 43                                               Vice President and Controller
    Vice President of John Nuveen & Co. Incorporated and         (since 1998)
    (since May 1998) The John Nuveen Company.
J. Thomas Futrell, 42                                            Vice President
    Vice President of Nuveen Advisory Corp; Chartered            (since 1991)
    Financial Analyst.
Steven J. Krupa, 40                                              Vice President
    Vice President of Nuveen Advisory Corp.                      (since 1990)
Edward F. Neild, IV, 32                                          Vice President
    Vice President of Nuveen Advisory Corp. and Nuveen           (since 1996)
    Institutional Advisory Corp. (since September 1996);
    prior thereto, Assistant Vice President of Nuveen
    Advisory Corp. (from December 1993 to September 1996)
    and Nuveen Institutional Advisory Corp. (from May 1995
    to September 1996); Chartered Financial Analyst.
Larry W. Martin, 46                                              Vice President (since 1993) and
    Vice President, Assistant Secretary and Assistant            Assistant Secretary (since 1988)
    General Counsel of John Nuveen & Co. Incorporated; Vice
    President and Assistant Secretary of Nuveen Advisory
    Corp. and Nuveen Institutional Advisory Corp.; Assistant
    Secretary (since February 1993) of The John Nuveen
    Company.
Stephen S. Peterson, 40                                          Vice President
    Vice President (since September 1997) of Nuveen Advisory     (since 1997)
    Corp.; prior thereto, Assistant Vice President
    (September 1996 to September 1997) and Portfolio Manager
    (from 1991 to 1996) of Nuveen Advisory Corp.; Chartered
    Financial Analyst.
Stuart W. Rogers, 41                                             Vice President
    Vice President of John Nuveen & Co. Incorporated.            (since 1997)
Thomas C. Spalding, Jr., 46                                      Vice President
    Vice President of Nuveen Advisory Corp. and Nuveen           (since each Fund's organization)
    Institutional Advisory Corp.; Chartered Financial
    Analyst.
H. William Stabenow, 63                                          Vice President & Treasurer
    Vice President and Treasurer of The John Nuveen Company,     (since each Fund's organization)
    John Nuveen & Co. Incorporated, Nuveen Advisory Corp.
    and Nuveen Institutional Advisory Corp.
William S. Swanson, 32                                           Vice President
    Vice President of John Nuveen & Co. Incorporated (since      (since 1998)
    October 1997), prior thereto, Assistant Vice President
    (from September 1996 to October 1997); formerly,
    Associate of John Nuveen & Co. Incorporated; Chartered
    Financial Analyst.
Gifford R. Zimmerman, 41                                         Vice President (since 1993) and
    Vice President, Assistant Secretary and Associate            Secretary (since 1998)
    General Counsel of John Nuveen & Co. Incorporated; Vice
    President and Assistant Secretary of Nuveen Advisory
    Corp. and Nuveen Institutional Advisory Corp.; Assistant
    Secretary of The John Nuveen Company (since May 1994).
-------------------------------------------------------------------------------------------------------

On April 30, 1998, Board Members and executive officers of the Funds as a group beneficially owned the following Fund shares (which, in each case, is less than 1% of the outstanding shares):

-----------------------------------------------------------------------------
                            FUND                                COMMON SHARES
-----------------------------------------------------------------------------
Municipal Value                                                        15,426
Municipal Income                                                        2,089
Premium Income                                                         11,941
Performance Plus                                                        5,000
Municipal Advantage                                                     6,434
Municipal Market Opportunity                                           10,000
Investment Quality                                                          0
Insured Quality                                                         5,640
Select Quality                                                          5,000
Quality Income                                                            854
Insured Municipal Opportunity                                          13,105
Premier Municipal                                                           0
Premier Insured                                                             0
Premium Income 2                                                            0
Premium Income 4                                                            0
Insured Premium Income 2                                                    0
Select Maturities                                                       2,974
-----------------------------------------------------------------------------

On April 30, 1998, Board Members and executive officers of the Funds did not beneficially own any shares of MuniPreferred. On April 30, 1998, Board Members and executive officers of the Funds as a group beneficially owned 306,527 Common Shares of the NAC Funds and NIAC Funds (excluding money market funds and shares held in Nuveen's 401(k)/Profit Sharing Plan). As of May 27, 1998, no person is known to the Funds to have owned beneficially more than five percent of the Common Shares or MuniPreferred of any Fund.

2. SELECTION OF INDEPENDENT AUDITORS

The members of each Fund's Board who are not "interested persons" of that Fund have unanimously selected Ernst & Young LLP, independent public accountants, as independent auditors, to audit the books and records for each Fund for its current fiscal year. Ernst & Young LLP has served each Fund in this capacity since that Fund was organized and has no direct or indirect financial interest in that Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of each Fund present and entitled to vote on the matter. A representative of Ernst & Young LLP is expected to be present at the Annual Meetings and will be available to respond to any appropriate questions raised at the Annual Meetings and to make a statement if he or she wishes.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

SECTION 16(a) BENEFICIAL INTEREST REPORTING COMPLIANCE

Section 30(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Section 16(a) of the Securities Exchange Act of 1934, as amended, require each Fund's officers and Board Members, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year all Section 16(a) filing requirements applicable to that Fund's officers and Board Members, investment adviser and affiliated persons of the investment adviser were complied with.

INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a subsidiary of The John Nuveen Company which in turn is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of Shareholders of any of the Funds to be held in 1999, a shareholder proposal must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than February 15, 1999.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers of each Fund, by officers or employees of John Nuveen & Co. Incorporated or Nuveen Advisory Corp., or by dealers and their representatives. The Funds have engaged D. F. King to assist in the solicitation of proxies at a total estimated cost (plus expenses) of $2,500 per Fund.

FISCAL YEAR

The last fiscal year for each Fund except Select Maturities was October 31, 1997 and for Select Maturities was May 31, 1998.

ANNUAL REPORT DELIVERY

Annual reports were sent to shareholders of record of each Fund following each Fund's fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at any Fund's Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Fund's Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of that Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman
Vice President and Secretary

                                                                          NUV798

                                 COMMON STOCK
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JULY 22, 1998


At the upcoming Annual Meeting, shareholders will be asked to elect a slate of Directors and ratify the selection of independent auditors for the Fund referenced on the Proxy Ballot below. Please refer to the accompanying Proxy Statement and cast your vote on the Proxy Ballot.


Whether or not you plan to join us at the Annual Meeting, please sign, date and vote the Proxy Ballot and return it to our proxy tabulator in the enclosed postage-paid envelope. Please specify your choices by marking the appropriate boxes on the Proxy Ballot. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Directors' recommendations.



                NOTE:  YOUR PROXY IS NOT VALID UNLESS
                IT IS SIGNED. Please sign exactly as your name(s) appears on the Proxy Ballot. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.


BALLOT PROPOSALS:
1. ELECTION OF DIRECTORS:
   NOMINEES:  Robert P. Bremner, Lawrence H. Brown,
   Anthony T. Dean, Anne E. Impellizzeri, Peter R. Sawers, Judith M. Stockdale.
2. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING OCTOBER 31, 1998.
3. In their discretion, the Proxies indicated on the reverse side of the Proxy Ballot are authorized to vote upon such other matters as may properly come before the Annual Meeting.



     PLEASE FOLD AND DETACH AT PERFORATION. RETURN THE PROXY BALLOT ONLY.


NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC.                                                                         PROXY BALLOT
                                                                                     FOR               WITHHOLD
                                                                                ALL NOMINEES         AUTHORITY TO
1. Election of Directors (See Nominees above.)                                    (EXCEPT AS          VOTE FOR ALL
   INSTRUCTIONS: To withhold authority to vote for one or more nominees,      INDICATED AT LEFT)       NOMINEES
   write the nominee's name(s) on the line below.                                  [ ]                   [ ]

------------------------------------------------------------------------           FOR                AGAINST           ABSTAIN

2. Ratification of Ernst & Young LLP.                                              [ ]                   [ ]              [ ]



                                                                              3. In their discretion, the Proxies are authorized to
                                                                              vote on such other business as may come before
                                                                              the Meeting.

                                                                              Date:               1998
                                                                                   --------------
                                                                             ------------------------------------------------------


                                                                             ------------------------------------------------------
                                                                             Signature(s)                                    ETFLCS


     PLEASE FOLD AND DETACH AT PERFORATION. RETURN THE PROXY BALLOT ONLY.


PROXY                                                                      PROXY

                                  COMMON STOCK
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JULY 22, 1998


The undersigned hereby appoints Timothy R. Schwertfeger, Anthony T. Dean, Alan
G. Berkshire and Gifford R. Zimmerman and each of them, with full powers of substitution, Proxies for the undersigned to represent and vote the common stock of the undersigned at the Annual Meeting of Shareholders of the Fund referenced on the reverse side to be held on July 22, 1998, or any adjournment or adjournments thereof as indicated on the reverse side.



        PLEASE BE SURE TO SIGN YOUR PROXY BALLOT ON THE REVERSE SIDE.

              MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED STOCK
                  PROXY SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JULY 22, 1998


At the upcoming Annual Meeting, shareholders will be asked to elect a slate of Directors and ratify the selection of independent auditors for the Fund referenced on the Proxy Ballot below. Please refer to the accompanying Proxy Statement and cast your vote on the Proxy Ballot.


Whether or not you plan to join us at the Annual Meeting, please sign, date and vote the Proxy Ballot and return it to our proxy tabulator in the enclosed postage-paid envelope. Please specify your choices by marking the appropriate boxes on the Proxy Ballot. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Directors' recommendations.


               NOTE:  YOUR PROXY IS NOT VALID UNLESS
               IT IS SIGNED. Please sign exactly as your name(s) appears on the Proxy Ballot. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.


BALLOT PROPOSALS:
1. ELECTION OF DIRECTORS:
   NOMINEES: - BY ALL SHAREHOLDERS: Robert P. Bremner, Lawrence H. Brown, Anthony T. Dean, Anne E. Impellizzeri, Peter R. Sawers, Judith M. Stockdale.
   NOMINEES: - BY HOLDERS OF MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED STOCK
   ONLY: William J. Schneider, Timothy R. Schwertfeger.
2. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING OCTOBER 31, 1998.
3. In their discretion, the Proxies indicated on the reverse side of the Proxy Ballot are authorized to vote upon such other matters as may properly come before the Annual Meeting.



     PLEASE FOLD AND DETACH AT PERFORATION. RETURN THE PROXY BALLOT ONLY.


NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC.                                                                         PROXY BALLOT
Preferred Stock, Series M,T,W and F                                                  FOR               WITHHOLD
                                                                                ALL NOMINEES         AUTHORITY TO
1. Election of Directors (See Nominees above.)                                    (EXCEPT AS          VOTE FOR ALL
   INSTRUCTIONS: To withhold authority to vote for one or more nominees,      INDICATED AT LEFT)       NOMINEES
   write the nominee's name(s) on the line below.                                  [ ]                   [ ]

------------------------------------------------------------------------           FOR                AGAINST           ABSTAIN

2. Ratification of Ernst & Young LLP.                                              [ ]                   [ ]              [ ]



                                                                              3. In their discretion, the Proxies are authorized to
                                                                              vote on such other business as may come before
                                                                              the Meeting.

                                                                              Date:               1998
                                                                                   --------------
                                                                             ------------------------------------------------------


                                                                             ------------------------------------------------------
                                                                             Signature(s)                                    ETFLPS


     PLEASE FOLD AND DETACH AT PERFORATION. RETURN THE PROXY BALLOT ONLY.


PROXY                                                                      PROXY

              MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED STOCK
                  PROXY SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JULY 22, 1998


The undersigned hereby appoints Timothy R. Schwertfeger, Anthony T. Dean, Alan
G. Berkshire and Gifford R. Zimmerman and each of them, with full powers of substitution, Proxies for the undersigned to represent and vote the shares of Municipal Auction Rate Cumulative Preferred Stock of the undersigned at the Annual Meeting of Shareholders of the Fund referenced on the reverse side to be held on July 22, 1998, or any adjournment or adjournments thereof as indicated on the reverse side.



        PLEASE BE SURE TO SIGN YOUR PROXY BALLOT ON THE REVERSE SIDE.